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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                 APRIL 17, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


            PENNSYLVANIA                                     25-1435979
   (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                        Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
          (Address of principal executive offices, including zip code)


                                 (412) 762-2000
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)



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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) The exhibit listed on the Exhibit Index accompanying this Form 8-K is furnished herewith.



ITEM 9.    REGULATION FD DISCLOSURE

           On April 17, 2003, The PNC Financial Services Group, Inc. (the "Corporation") issued a press release and held a conference call for investors regarding the Corporation's earnings for the quarter ended March 31, 2003 and business. The Corporation also provided supplementary financial information on its web site, including financial information disclosed in connection with its earnings press release and related investor conference call. A copy of this supplementary financial information is attached hereto as Exhibit 99.1.

           In accordance with the Securities and Exchange Commission's ("SEC") Release No. 33-8176, the information being furnished under Item 9 of this Current Report on Form 8-K ("Form 8-K") is being furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition," of Form 8-K. In accordance with the SEC's Release No. 33-8216, compliance with the Item 12 requirements is met by including such disclosures under Item 9.


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         THE PNC FINANCIAL SERVICES GROUP, INC.
                                         (Registrant)


           Date:  April 17, 2003         By: /s/ Samuel R. Patterson
                                             ---------------------------------
                                             Samuel R. Patterson
                                             Controller


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                                  EXHIBIT INDEX


Number        Description                                    Method of Filing
------        -----------                                    ----------------

99.1          Financial Supplement (unaudited) for            Filed Herewith
              First Quarter 2003